   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 12, 2000



                                                      REGISTRATION NO. 333-45254

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             IMMERSION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          3577                         94-3180138
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

            801 FOX LANE, SAN JOSE, CALIFORNIA 95131 (408) 467-1900
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

             LOUIS ROSENBERG, PRESIDENT AND CHIEF EXECUTIVE OFFICER
            801 FOX LANE, SAN JOSE, CALIFORNIA 95131 (408) 467-1900
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

              STEPHEN E. NEWTON                               KATHLEEN M. SHAY
     HELLER EHRMAN WHITE & MCAULIFFE LLP               DUANE, MORRIS & HECKSCHER LLP
          601 SOUTH FIGUEROA STREET                          ONE LIBERTY PLACE
      LOS ANGELES, CALIFORNIA 90017-5758           PHILADELPHIA, PENNSYLVANIA 19103-7396
          TELEPHONE: (213) 689-0200                      TELEPHONE: (215) 979-1000
          FACSIMILE: (213) 614-1868                      FACSIMILE: (215) 979-1020

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: At the effective time of the merger of a wholly owned subsidiary of the Registrant with and into HT Medical Systems, Inc., which shall occur as soon as practicable after the effective date of this Registration Statement and the satisfaction or waiver of all conditions to the closing of such merger.

                            ------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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--------------------------------------------------------------------------------

                      EXPLANATORY NOTE TO AMENDMENT NO. 1



     Immersion Corporation is filing this Amendment No. 1 to its Registration Statement on Form S-4 to file correct copies of Exhibits 8.1 and 8.2. We inadvertently filed incorrect copies of those Exhibits with the Registration Statement on Form S-4 filed September 6, 2000.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


     (a) The following exhibits are filed herewith or incorporated by reference herein:


       8.1 Opinion of Heller Ehrman White & McAuliffe LLP regarding certain tax issues.
       8.2 Opinion of Duane Morris & Heckscher LLP regarding certain tax issues.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on September 12, 2000.


                                          IMMERSION CORPORATION


                                          By        /s/ VICTOR VIEGAS

                                            ------------------------------------

                                                       Victor Viegas


                                                  Chief Financial Officer


                                                and Vice President, Finance



     Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:



                   SIGNATURE                                   TITLE                       DATE
                   ---------                                   -----                       ----

          /s/ LOUIS ROSENBERG, PH.D.*                President, Chief Executive     September 12, 2000
------------------------------------------------        Officer and Director
             Louis Rosenberg, Ph.D.

               /s/ VICTOR VIEGAS                      Chief Financial Officer       September 12, 2000
------------------------------------------------      (Principal Financial and
                 Victor Viegas                          Accounting Officer)

               /s/ BRUCE SCHENA*                       Vice President, Chief        September 12, 2000
------------------------------------------------       Technology Officer and
                  Bruce Schena                               Secretary

            /s/ CHARLES BOESENBERG*                           Director              September 12, 2000
------------------------------------------------
               Charles Boesenberg

               /s/ STEVEN BLANK*                              Director              September 12, 2000
------------------------------------------------
                  Steven Blank

            /s/ JONATHAN RUBINSTEIN*                          Director              September 12, 2000
------------------------------------------------
              Jonathan Rubinstein

             *By: /s/ VICTOR VIEGAS
 ----------------------------------------------
                 Victor Viegas
                Attorney-in-Fact

                                 EXHIBIT INDEX


    EXHIBIT
    NUMBER                             DESCRIPTION
    -------                            -----------
       8.1     Opinion of Heller Ehrman White & McAuliffe LLP regarding
               certain tax issues.
       8.2     Opinion of Duane Morris & Heckscher LLP regarding certain
               tax issues.